This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. 1350, and accompanies the report on Form N-CSR for the period ended October 31, 2004 of The Penn Street Fund, Inc.

I G. Michael Mara. the President of the trust, certify that:

      (i) the form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C 78m(a) or 78o(d)); and

      (ii) the information contained in the Form N-CSR fairly represents, in all material respects, the financial condition and results of operations of the Issuer.

Date: January 9, 2005                  /s/ G. Michael Mara
                                       -----------------------------------------
                                           G. Michael Mara
                                           President

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. 1350, and accompanies the report on Form N-CSR for the period ended October 31, 2004 of The Penn Street Fund, Inc.

I Paul L. Giorgio, the Treasurer of the trust, certify that:

      (i) the form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C 78m(a) or 78o(d)); and

      (ii) the information contained in the Form N-CSR fairly represents, in all material respects, the financial condition and results of operations of the Issuer.

Date: January 9,  2005                 /s/ Paul L. Giorgio
                                       -----------------------------------------
                                           Paul L. Giorgio
                                           Treasurer